Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment (this “Amendment”) is made as of December 13, 2012 among Molex Incorporated, a Delaware corporation (the “Company”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

R E C I T A L S:

A.    The Company, the Subsidiary Borrowers party thereto, the Administrative Agent and the Lenders are party to a Credit Agreement dated as of June 24, 2009 (previously amended, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.    The Company, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.    Amendments to Credit Agreement.    Upon the Effective Time (as defined below), the Credit Agreement shall be amended as follows:

(a)    Section 1.01 is amended by adding the following new defined terms in the appropriate alphabetical order:

“MJDI Adverse Judgment” means a judgment that imposes liability on the Company or a Subsidiary for any of the Molex Japan Disputed Indebtedness.

“MJDI Bond” means cash, surety bonds, letters of credit and/or bank guarantees that are posted by the Company in order to stay an MJDI Adverse Judgment pending the appeal thereof.

(b)    Section 5.01(e) is amended in its entirety to read as follows:

(e)    within 60 days following the first day of each fiscal year of the Company (but only to the extent prepared by the Company for such fiscal year) a copy of the investor outlook presentation prepared by the Company for such fiscal year, which shall be accompanied by the statement of a Financial Officer of the Company to the effect that, to the best of his or her knowledge at the time made, such presentation is a reasonable estimate for the periods covered thereby; and

(c)    Section 6.02 is amended by (i) deleting the word “and” at the end of clause (f); (ii) designating the existing clause (g) as clause (h); and (iii) inserting the following new clause (g) in appropriate sequence:

(g)    any Lien on cash or cash equivalents (i) that comprise a part of, or that secure, the obligations of the Company in respect of the MJDI Bond or (ii) that secure reimbursement obligations of the Company in respect of any surety bond that constitutes all or a portion of the MJDI Bond; provided that the aggregate Dollar Equivalent amount of the obligations secured by all such Liens shall not exceed 22 billion Japanese yen (plus interest and fees payable in respect of the applicable surety bonds, letters of credit and/or bank guarantees).

2.    Representations and Warranties of the Company.    The Company represents and warrants that:

(a)    The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally;

(b)    Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of the date hereof as if made on the date hereof (except any such representation or warranty that expressly relates to or is made expressly as of a specific earlier date, in which case such representation or warranty is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) with respect to or as of such specific earlier date); and

(c)    No Default has occurred and is continuing.

3.    Effective Time.    This Amendment shall become effective upon (the “Effective Time”) (a) the execution and delivery hereof by the Company, the Administrative Agent and the Required Lenders (without respect to whether it has been executed and delivered by all Lenders) and (b) the execution and delivery by the Company and each of the Subsidiary Guarantors of a Reaffirmation of Guaranty substantially in the form of Exhibit A hereto. In the event the Effective Time has not occurred on or before December 31, 2012, this Amendment shall not become operative and shall be of no force or effect.

4.    Miscellaneous.

(a)    Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document, or constitute a waiver of any provision of the Credit Agreement or any other Credit Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or

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words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)    Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

(d)    This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of manually executed counterpart hereof.

5.    Costs and Expenses.    The Company hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable and documented fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6.    Governing Law.    This Amendment shall be construed in accordance with and governed by the law of the State of Illinois.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

MOLEX INCORPORATED

By:

Its:

Signature page to Molex Amendment

JPMORGAN CHASE BANK, N. A., individually and as Administrative Agent

By:

Its:

Signature page to Molex Amendment

[LENDER]

By:

Its:

Signature page to Molex Amendment

EXHIBIT A

REAFFIRMATION OF GUARANTY

Each of the undersigned (a) acknowledges receipt of a copy of Amendment No. 4 to Credit Agreement (the “Amendment”), amending the Credit Agreement dated as of June 24, 2009 (as previously amended, the “Credit Agreement”), (b) consents to the Amendment and each of the transactions referenced therein, (c) hereby reaffirms its obligations, as applicable, under the Parent Guaranty and the Subsidiary Guaranty and (d) agrees that all references in any Credit Document to the “Credit Agreement” shall hereafter mean and be a reference to the Credit Agreement as amended by the Amendment. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

Dated as of December [__], 2012

MOLEX INCORPORATED, a Delaware corporation

By:
Name:
Title:

CARDELL CORPORATION, a Michigan corporation

By:
Name:	David D. Johnson
Title:	Treasurer

MOLEX INTERNATIONAL, INC., a Delaware corporation

By:
Name:	David D. Johnson
Title:	Treasurer

MOLEX CV HOLDINGS, INC., a Delaware corporation

By:
Name:	David D. Johnson
Title:	Treasurer

Signature page to Reaffirmation of Guaranty

MOLEX CONNECTOR CORPORATION, a Delaware corporation

By:
Name:	David D. Johnson
Title:	Treasurer

MOLEX COPPER FLEX PRODUCTS, INC., a Minnesota corporation

By:
Name:	David D. Johnson
Title:	Treasurer

WOODHEAD INDUSTRIES, INC., a Delaware corporation

By:
Name:	David D. Johnson
Title:	Assistant Treasurer

WOODHEAD INTERCONNECT, INC., a Delaware corporation

By:
Name:	David D. Johnson
Title:	Treasurer

AERO-MOTIVE COMPANY, a Michigan corporation

By:
Name:	David D. Johnson
Title:	Vice President

CENTRAL RUBBER COMPANY, an Illinois corporation

By:
Name:	David D. Johnson
Title:	Treasurer

Signature page to Reaffirmation of Guaranty

DANIEL WOODHEAD COMPANY, a Delaware corporation

By:
Name:	David D. Johnson
Title:	Treasurer

DW HOLDING, L.L.C., a Delaware limited liability company

By:
Name:	David D. Johnson
Title:	Treasurer

WOODHEAD L.P., a Texas limited partnership

By:
Name:	David D. Johnson
Title:	Treasurer

POLYMICRO TECHNOLOGIES, LLC, a Delaware limited liability company

By:
Name:	David D. Johnson
Title:	Assistant Treasurer

WH TWO, LLC, a Delaware limited liability company

By:
Name:	David D. Johnson
Title:

Signature page to Reaffirmation of Guaranty